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                                                                   EXHIBIT 10.21

                                    GUARANTY

      WHEREAS, DEL MAR MORTGAGE, INC., a Nevada corporation, with offices at 2901 El Camino Avenue, Suite 206, Las Vegas, Nevada 89102 (the "Debtor"), has executed an Indemnity Agreement in favor of VESTIN GROUP, INC., a Delaware corporation, and VESTIN MORTGAGE, INC., a Nevada corporation (together, "Indemnitee") with offices at 2901 El Camino Avenue, Las Vegas, Nevada 89102;

      WHEREAS, the Indemnitee is not willing to agree to the indemnity Agreement with Debtor unless it receives a guaranty of the undersigned (the "Guarantor") covering Debtor's indebtedness to Indemnitee under the Indemnity Agreement;

      WHEREAS, Guarantor is the sole shareholder of Debtor and is willing to execute and perform this Guaranty;

      NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, Guarantor unconditionally guarantees and promises to pay Indemnitee, or order, on demand, in lawful money of the United States, any and all indebtedness of Debtor to Indemnitee under the Indemnity Agreement (the "Indebtedness"). Guarantor agrees that whenever at any time or from time to time he shall make any payment to Indemnitee hereunder on account of the Guarantor's liability hereunder, he will notify Indemnitee in writing that such payment is made under this Guaranty for such purpose,

      The obligations hereunder are independent of the obligations of Debtor, and a separate action or actions may be brought and prosecuted against Guarantor regardless of whether action is brought against Debtor or whether Debtor be joined in any such action or actions.

      Guarantor authorizes Indemnitee, without notice or demand and without affecting his liability hereunder, from time to time to (a) create new indebtedness, renew, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Indebtedness or any part thereof; (b) otherwise exercise any right or remedy it may have against Debtor;
(c) refrain from setting off and release, in whole or in part, any balance of any credit on its books in favor of Debtor or any other person; and (d) settle, compromise with, release or substitute any one or more of the makers, endorsers or guarantors of the Indebtedness.

      The liability of the Guarantor hereunder shall be reinstated and revived, and the rights of Indemnitee shall continue with respect to any amount at any time paid on account of the Indebtedness which shall thereafter be required to be returned or restored by Indemnitee upon the insolvency, reorganization or bankruptcy of Debtor, all as if such amount had not been paid to Indemnitee.

      This is a guaranty of payment and not of collection and is not conditioned or contingent upon the genuineness, validity, regularity, or enforceability of the indebtedness or any documents or actions relating to the creation or performance of the Indebtedness. Guarantor waives any right to require Indemnitee to (a) proceed against Debtor; (b) proceed against or exhaust any security held from Debtor; or (c) pursue any other remedy in Indemnitee's power


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whatsoever. Guarantor waives any defense arising by reason of any disability or other defense of Debtor or by reason of the cessation from any cause whatsoever of the liability of Debtor. Until all of the Indebtedness shall have been paid in full, even though such Indebtedness is in excess of Guarantor's liability hereunder, Guarantor shall have no right of subrogation, and waive any right to enforce any remedy which Indemnitee now has or may hereafter have against Debtor, and waive any benefit of, and any right to participate in any security now or hereafter held by Indemnitee. Guarantor waives all presentments, demands for performance or payment, notices of protest or dishonor, notices of default, notices of acceptance of this Guaranty and of the existence, creation, or incurring of a new or additional indebtedness of Debtor to Indemnitee, and all other notices. Guarantor waives the benefit of any statute of limitations affecting his liability hereunder or the enforcement thereof. Guarantor waives any and all suretyship defenses he may have under the laws of California or any other state. GUARANTOR WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY INDEMNITEE, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR A GUARANTEED OBLIGATION, HAS DESTROYED THE GUARANTOR'S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST DEBTOR BY THE OPERATION OF CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 580D OR OTHERWISE.

      All moneys available to Indemnitee for application in payment or reduction of the indebtedness of Debtor may be applied by Indemnitee in such manner and in such amounts and at such time or times as it may see fit to the payment or reduction of such of the Indebtedness as Indemnitee may elect. Any indebtedness of Debtor now or hereafter held by Guarantor is hereby subordinated to the Indebtedness; and such indebtedness if Indemnitee so requests shall be collected, enforced and received by Guarantor as trustee for Indemnitee and shall be paid over to Indemnitee on account of the Indebtedness but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

      Indemnitee may without notice assign this Guaranty or any of its rights and powers hereunder with all or any of the Indebtedness and, in the event of such assignment, the assignee hereof or of such rights and powers shall have the same rights and remedies as if originally named herein in place of Indemnitee. This Guaranty and all rights, obligations and liabilities arising hereunder shall be construed according to the laws of the State of Nevada. Unless the context otherwise requires, all terms used herein which are defined in the Nevada Uniform Commercial Code shall have the meanings therein stated.

      It is not necessary for Indemnitee to inquire into the powers of Debtor or the officers, directors, partners, managers, members, or agents acting or purporting to act on their behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.


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      Any provision of this Guaranty held to be unenforceable, invalid or illegal shall be severable from the rest of this Guaranty and shall not affect the remaining provisions hereof or the validity or enforceability of such provisions in any other jurisdiction.

      Guarantor warrants and agrees that each waiver set forth herein is made with full knowledge of its importance and consequences and, therefore, is not contrary to law or public policy.

      No delay on the part of Indemnitee in exercising any right hereunder or failure to exercise the same shall operate as a waiver of such right; no notice to or demand on Guarantor shall be deemed a waiver of the obligation of Guarantor or of the right of Indemnitee to take further action without notice or demand as provided herein; nor in any event shall any modification or waiver of the provisions of this Guaranty be effective unless in writing nor shall any such waiver be applicable except in the specific instance for which it was given.

      The liability of Guarantor under this Guaranty shall not exceed the maximum amount that can be hereby incurred without rendering this Guaranty, as it relates to Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer. This paragraph is intended solely to preserve the rights of Indemnitee hereunder to the maximum extent that would not cause Guarantor's liability hereunder to be subject in part to avoidance under applicable law, and neither Guarantor nor any other person shall have any right or claim under this paragraph. Guarantor agrees to pay a reasonable attorneys' fees and all other costs and expenses which may be incurred by Indemnitee in the enforcement of this Guaranty and of the indebtedness.

      Any married person who signs this Guaranty hereby expressly agrees that recourse may be had against his/her separate property for all his/her obligations under this Guaranty. This Guaranty may only be modified or amended by a signed writing between Guarantor and Indemnitee.

      IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of April 15, 2003

                                    /s/ Michael V. Shustek
                                    ------------------------
                                    Name: Michael V. Shustek

State of Nevada    )
                   ) ss.
County of Clark    )



      On the 15th day of August, 2003, personally appeared before me a Notary Public in and for said County and State, Michael V. Shustek, known to me to be the person that executed the foregoing instrument, and upon oath did depose that he executed the instrument freely and voluntarily and for the uses and purposes therein men



                                    /s/ Tenille T. Schnepp
                                    ----------------------
                                    Notary Public




                                                                   [NOTARY SEAL]
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